UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

JUNE 7, 2022

ECCO AUTO WORLD CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56048	30-0943638
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit C, 4/F, China Insurance Building, 48 Cameron Road, Tsim Sha Tsui, Kowloon, Hong Kong.

(Address of principal executive offices)

+852 8134 5953

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐		Accelerated filer	☐
Non-accelerated filer	☐	(Do not check if a smaller reporting company)	Smaller reporting company	☒
			Emerging growth company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☒ Yes ☐ No

Securities registered under Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	EAWC	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant

On June 7, 2022, ECCO Auto World Corp. (the “Company”) received a letter of resignation from its principal independent accountant, JP Centurion & Partners PLT (“JP Centurion”), terminating its engagement with the Company.

JP Centurion was engaged as the Company’s independent registered public accounting firm on or about February 15, 2021. JP Centurion never issued a report on the Company’s financial statements for the fiscal years ended March 31, 2022 and 2021 – as a result, there was no adverse opinion or a disclaimer of opinion and there was no opinion that was qualified or modified as to uncertainty, audit scope, or accounting principles.

Furthermore, from February 15, 2021 to June 7, 2022 , there were no disagreements with JP Centurion on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to JP Centurion’s satisfaction, would have caused JP Centurion to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

From February 15, 2021, to June 7, 2022, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On June 7, 2022, the Company provided JP Centurion with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that JP Centurion furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. JP Centurion’s letter to the Commission is attached hereto as Exhibit 16.1.

On June 7, 2022, the Board of Directors of the Company approved the engagement of Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years through June 7, 2022, neither the Company nor anyone acting on the Company’s behalf consulted Weinberg with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from JP Centurion, dated June 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECCO Auto World Corp.
(Name of Registrant)

Date: June 7, 2022	By:	/s/ Wong Chee Hon Jason
	Name: Title:	Wong Chee Hon Jason Chief Executive Officer (President, Secretary, Treasurer, Director)

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